                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  6
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14
Dividend Reinvestment Plan....................... 18

VNM SAR 4/98

                             LETTER TO SHAREHOLDERS
March 23, 1998

Dear Shareholder,
    The new year ushered in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997, signed
into law by President Clinton in
August, creates many new opportunities                    [PHOTO]
for you and your family to take a more
active role in achieving your long-term
financial goals.
    Most Americans will benefit from
the bill's $95 billion in tax cuts over    DENNIS J. MCDONNELL AND DON G. POWELL
five years. The so-called Kiddie Credit
gives parents $400 in immediate tax
relief for every child under age 17, and families will find it easier to save for their children's college expenses with the new Education IRA. The bill also cuts capital gains tax rates for the first time in more than a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year, more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC REVIEW
    The U.S. economy sustained its forward momentum throughout 1997, growing at a moderate rate of 3.8 percent, as measured in terms of gross domestic product. Despite this continuing growth trend, inflation not only remained low but was on a decline.
    Nevertheless, market watchers remained alert for signs of surging prices. One cause of concern was the extremely tight labor market. The percentage of unemployed Americans fell to a 24-year low of 4.6 percent in February, as the strong economy created more jobs than expected and wages continued to rise. To date, increased productivity has allowed the U.S. economy to absorb this increase in the workforce without overheating or driving prices higher.
    New York's economic picture remains bright with steady private sector employment growth and strong personal income growth, due in large part to the continued bull market. New York City's economy also continues to rebound, with lower unemployment, fewer office vacancies, and record-level hotel occupancy rates.

MARKET REVIEW

    The bond market rally continued during the past six months, with both taxable and tax-exempt yields gradually drifting downward with minimal volatility. Bond prices move in
                                                           Continued on page two
the opposite direction of bond yields, so as bond yields fell during the period, bond prices were on the rise. Thirty-year Treasury yields declined from 6.61 percent on August 29, 1997 to 5.91 percent on February 27, 1998. In addition, the currency crisis in Asia helped spark the domestic bond market, as U.S. Treasuries enjoyed an increase in demand from both foreign and U.S. investors.
    As is typical during bond market rallies, municipal bond yields also declined, although municipals did not perform as strongly as taxable bonds. Heavy supply and low yield levels contributed to the weaker performance of the municipal market. Generic general obligation 30-year AAA-rated municipal yields dropped from 5.30 percent to 4.96 percent at the end of the period.
    Credit spreads--the difference in yield between high-quality issues and low-quality issues--remained extremely tight during the past six months. Under normal circumstances, low-quality issues provide higher yields in order to compensate investors for additional credit risk. In 1997, close to 49 percent of newly issued municipal bonds were insured--causing a scarcity of higher-yielding, lower-rated securities. This shortage, combined with low yields in the municipal market, resulted in very narrow credit spreads.
    Municipal yields continued to be very attractive compared to taxable yields. For example, the Bond Buyer Revenue Bond Index, composed of 25 revenue bonds with an average rating of single-A and an average maturity of 30 years, is representative of the bonds we typically purchase for the Trust. The Index was yielding 5.36 percent at the end of the reporting period, while the 30-year Treasury bond was yielding 5.91 percent. In other words, the difference between municipal bonds yields and long-term Treasury yields was historically very narrow.
    New York continues to be one of the largest issuers of new bonds. Demand for this specialty state paper remains strong, keeping prices at levels slightly higher than general market securities.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of February 28, 1998*

AAA............. 46.6%
AA..............  8.2%
A...............  7.9%
BBB............. 31.2%
Non-Rated.......  6.1%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.


                                                        Continued on page three

TRUST STRATEGY

We employed the following strategies in managing the Trust during the period:
- At the inception of the Trust in 1991, we were able to invest the Trust's initial assets in bonds with attractive coupons and yields, and many of these securities remain in the portfolio today. These securities, with coupons much higher than current market levels, are approaching their 10-year call date and are at risk of being either pre-refunded or called. If this happens, we will need to replace them with new bonds at current lower coupons.

    To help minimize this risk as the call dates approach, we gradually reduced the Trust's holdings of pre-refunded securities and replaced them with longer-term discount securities or securities priced near face value. If the bond market continues to rally, discount securities are more likely to rise in price than premium securities.

- Duration was also a major focus. At the end of the reporting period, the duration of the portfolio stood at 5.12 years. Duration is a measurement used to express the sensitivity of a bond's price to changes in interest rates. Each year of duration represents an expected one-percent change in the price of a bond for every one-percent change in interest rates. Typically, funds with short durations perform better when interest rates are rising, while funds with long durations perform better when rates are declining. Our interest rate outlook, described in more detail below, is moderately optimistic. However, lengthening the duration of the Trust would significantly impact the dividend, so we will maintain a somewhat short duration in order to support the Trust's high dividend.

- Although a high level of insured issuance usually makes it difficult to find lower-rated securities, New York's high volume of tax-exempt securities and our expertise in the state allowed us to identify and take advantage of opportunities as they arose. The Trust's largest exposure continues to be New York City at 22.5 percent of assets, followed by various state-appropriated agencies, such as New York Local Government Assistance Corporation, New York State Dormitories, and New York Environmental Facilities. These names typically have provided above-average yields, enhancing the Trust's dividend paying ability.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*

                                                                  AS OF
                                                            FEBRUARY 28, 1998
General Purpose.........................................          28.1%
Higher Education........................................          13.3%
Industrial Revenue......................................          10.5%
Public Building.........................................          10.0%
Airport.................................................           6.4%

*As a Percentage of Long-Term Investments

                                                         Continued on page four

PERFORMANCE SUMMARY

    For the six months ended February 28, 1998, the Van Kampen American Capital New York Quality Municipal Trust generated a total return at market price of
5.27 percent(1), including reinvestment of dividends totaling $.4650 per common share. The Trust offered a tax-exempt distribution rate of 5.64 percent(3), based on the closing common stock price of $16.50 per share on February 28, 1998. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning
9.46 percent(4) (for investors in the 40.4 percent combined federal and New York state income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 4.46 percent discount to its net asset value of $17.27.

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended February 28, 1998

                          Distribution per Commom Share
Sep 1997......................  $.0775
Oct 1997......................  $.0775
Nov 1997......................  $.0775
Dec 1997......................  $.0775
Jan 1998......................  $.0775
Feb 1998......................  $.0775

    The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

OUTLOOK

    We expect the U.S. economy and the demand for products and services to remain strong in the coming months. However, the impact of the Asian financial crisis is a looming question. The fallout from Asian currency devaluations in late 1997 occurred at a time when the U.S. dollar was extremely strong against most major foreign currencies. If Asia's purchasing power is sharply reduced due to weakened currencies, analysts fear that U.S. export sales will slump. At the same time, as Asian goods become cheaper relative to American goods, domestic companies could face a period of price competition versus imported goods. Taken together, these developments could cut into the earnings of U.S. corporations.
    There is no debate that the Federal Reserve Board believes low inflation is the ideal environment for the economy. Because inflation is low, it is unlikely that the Fed will change short-term rates in the near future. While the Fed continues to give credence to signs of economic strength, we believe it will wait to determine the impact of the Asian situation before taking any action. Longer term, interest rates need to be high enough to

                                                         Continued on page five
control economic growth. With a focus on inflation rather than growth, the Fed will probably take any necessary actions to keep inflation from rising. We will expect a rate increase by the Fed only if there are signs of an acceleration in inflation.
    Regarding the municipal bond market, we believe yields will remain near current levels through at least mid-summer. This will depend not only on the general economy and the taxable bond market, but also tax-exempt bond supply and demand levels. Given what we have seen this year, the market appears to be in a solid equilibrium position, with strong demand to accommodate record municipal supply.
    We believe the Trust is positioned to perform well in the coming months and do not anticipate making major changes to the structure of the portfolio. We continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. The Trust continues to benefit from its leveraged capital structure, which provides common shareholders with above-market levels of dividend income. While we believe it is unlikely that short-term interest rates will rise, this event would have an unfavorable effect on the dividend-paying ability of the common shares and would also negatively impact the price.
    We appreciate your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory

                                                Please see footnotes on page six

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1998

          VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST
                            (NYSE TICKER SYMBOL-VNM)

COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    5.27%
Six-month total return based on NAV(2).....................    5.43%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)...................................................    5.64%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    9.46%

 SHARE VALUATIONS

Net asset value............................................  $ 17.27
Closing common stock price.................................  $16.500
Six-month high common stock price (01/21/98)...............  $17.000
Six-month low common stock price (10/28/97)................  $15.625
Preferred share rate(5)....................................    3.39%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.4% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon    Maturity      Market Value
----------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.8%
          NEW YORK  91.5%
$ 2,000   Erie Cnty, NY Ser B (FGIC Insd)...............   5.625%   06/15/20      $  2,082,840
  3,000   Grand Cent Dist Mgmt Assn Inc NY Business Impt
          Dist Cap Impt (Prerefunded @ 01/01/02)........   6.500    01/01/22         3,313,290
  2,500   Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev
          Burrows Paper Corp Recycling..................   8.000    01/01/09         2,614,875
  4,000   Monroe Cnty, NY Arpt Auth Rev Greater
          Rochester Intl (MBIA Insd)....................   7.250    01/01/09         4,284,440
  1,400   Monroe Cnty, NY Indl Dev Agy Rev Pub Impt
          Canal Ponds Park Ser A........................   7.000    06/15/13         1,533,238
    128   Muni Assist Corp Troy NY Cap Apprec Ser C
          (MBIA Insd)...................................       *    07/15/21            39,913
  2,000   Nassau Cnty, NY Genl Impt Ser Q (FGIC Insd)...   5.200    08/01/13         2,066,100
  1,000   New York City Indl Dev Agy Spl Fac Rev 1990
          AMR/American Airls Inc........................   7.750    07/01/19         1,045,460
  1,000   New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj..................   6.000    01/01/15         1,058,170
  5,000   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser F (AMBAC Insd)........................   5.500    06/15/12         5,250,900
    170   New York City Ser A...........................   7.750    08/15/06           190,024
  2,670   New York City Ser A (Prerefunded @
          08/15/01).....................................   7.750    08/15/06         3,027,380
 10,000   New York City Ser B (Embedded Cap) (a)........   6.600    10/01/16        10,971,500
    425   New York City Ser C SubSer C1.................   7.500    08/01/20           480,335
  4,575   New York City Ser C SubSer C1 (Prerefunded @
          08/01/02).....................................   7.500    08/01/20         5,267,197
  2,750   New York City Ser D...........................   6.500    02/15/06         3,076,672
    240   New York City Ser F...........................   8.250    11/15/16           273,247
  2,760   New York City Ser F (Prerefunded @
          11/15/01).....................................   8.250    11/15/16         3,198,398
  1,500   New York St Dorm Auth Rev St Vincent Depaul
          Res...........................................   5.300    07/01/18         1,498,035
  2,500   New York St Dorm Auth Rev City Univ Sys 3rd
          Genl Res Ser 2................................   6.000    07/01/20         2,668,575
  1,625   New York St Dorm Auth Rev City Univ Sys Cons
          Ser A.........................................   5.625    07/01/16         1,733,778
  2,000   New York St Dorm Auth Rev City Univ Sys Cons
          Ser A (Prerefunded @ 07/01/00)................   7.625    07/01/20         2,200,580
  1,725   New York St Dorm Auth Rev Dept Hlth Vets
          Home..........................................   5.500    07/01/11         1,795,829
  2,075   New York St Dorm Auth Rev Genessee Vly Ser B
          (FHA Gtd).....................................   6.900    02/01/32         2,266,004
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd).........................................       *    07/01/06           698,310
    905   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd).........................................       *    07/01/07           602,594
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd).........................................       *    07/01/08           632,990
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd).........................................       *    07/01/09           596,940
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd).........................................       *    07/01/10           566,970
  1,500   New York St Dorm Auth Rev St Univ Edl Fac.....   5.750    05/15/10         1,623,345
  2,000   New York St Dorm Auth Rev Upstate Cmnty
          Colleges Ser B (Prerefunded @ 07/01/01).......   7.375    07/01/11         2,239,200
  2,000   New York St Dorm Auth Rev Upstate Cmnty
          Colleges Ser B (Prerefunded @ 07/01/01).......   7.200    07/01/21         2,228,380

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon    Maturity      Market Value
----------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 3,500   New York St Energy Resh & Dev Auth Elec Fac
          Rev Cons Edison Co NY Inc Proj (MBIA Insd)....   6.000%   03/15/28      $  3,739,715
  1,110   New York St Energy Resh & Dev Auth Elec Fac
          Rev Cons Edison Co NY Inc Proj Ser A (MBIA
          Insd).........................................   7.500    01/01/26         1,180,274
  1,750   New York St Energy Resh & Dev Auth Elec Fac
          Rev Cons Edison Co NY Inc Proj Ser A (MBIA
          Insd).........................................   6.750    01/15/27         1,870,645
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser C (MBIA Insd)..........   5.600    06/01/25         3,099,240
  4,000   New York St Energy Resh & Dev Auth Pollutn Ctl
          Rev Niagara Mohawk Pwr Rfdg (FGIC Insd).......   6.625    10/01/13         4,368,120
  2,000   New York St Environmental Fac Corp Solid Waste
          Disp Rev Occidental Petroleum Corp Proj.......   6.100    11/01/30         2,113,080
  1,925   New York St Environmental Fac St Wtr Rev
          (Prerefunded @ 06/15/04)......................   6.600    06/15/09         2,198,754
  1,290   New York St Environmental Fac St Wtr Rev......   6.600    06/15/09         1,466,150
  2,140   New York St Hsg Fin Agy Rev Newburgh
          Interfaith Hsg Ser A..........................   7.050    11/01/12         2,264,826
  1,500   New York St Loc Govt Assistance Corp Ser D
          (Prerefunded @ 04/01/02)......................   7.000    04/01/18         1,691,100
     65   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C...........................   7.300    02/15/21            72,160
    685   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C (Prerefunded @
          08/15/01).....................................   7.300    02/15/21           769,070
    750   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser D...........................   7.400    02/15/18           842,805
  1,700   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser D (Prerefunded @
          02/15/02).....................................   7.400    02/15/18         1,930,027
  2,000   New York St Med Care Fac Fin Agy Rev
          Presbyterian Hosp Ser A Rfdg (FHA Gtd)........   5.375    02/15/25         2,007,020
  1,000   New York St Muni Bond Bk Agy Spl Pgm Rev
          Buffalo Ser A.................................   6.875    03/15/06         1,087,620
  3,000   New York St Muni Bond Bk Agy Spl Pgm Rev
          Rochester Ser A...............................   6.750    03/15/11         3,277,590
  2,000   New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg..................................   5.625    01/01/07         2,108,260
  5,000   New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser 3 (Prerefunded @ 01/01/02)........   7.000    01/01/21         5,606,550
  1,500   New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser 4.................................   5.375    01/01/23         1,500,360
  4,000   New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser A.................................   5.000    01/01/14         3,893,160
  1,115   New York St Urban Dev Corp Rev Proj Pine
          Barrens.......................................   5.375    04/01/17         1,126,529
  2,500   Port Auth NY & NJ Cons Ser 77.................   6.250    01/15/27         2,643,125
  1,000   Port Auth NY & NJ Delta Airls Inc Proj Ser
          1R............................................   6.950    06/01/08         1,098,610
  2,500   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)..............   6.000    12/01/07         2,800,750
  2,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)..............   5.750    12/01/25         2,106,680

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon    Maturity      Market Value
----------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,930   Yonkers, NY Ser A (FGIC Insd).................   6.500%   02/15/07      $  2,122,595
    400   Yonkers, NY Ser A (FGIC Insd).................   6.500    02/15/12           442,784
                                                                                  ------------
                                                                                   130,553,108
                                                                                  ------------
          GUAM  3.1%
  2,000   Guam Arpt Auth Rev Ser B......................   6.400    10/01/05         2,186,980
  1,000   Guam Arpt Auth Rev Ser B......................   6.700    10/01/23         1,098,210
  1,000   Guam Pwr Auth Rev Ser A.......................   6.625    10/01/14         1,111,280
                                                                                  ------------
                                                                                     4,396,470
                                                                                  ------------
          PUERTO RICO  2.6%
    884   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn PR......................................   6.850    10/17/03           920,439
  2,848   Puerto Rico Comwlth Dept of Hlth Lease Purch
          Ctfs..........................................   7.250    04/07/01         2,858,394
                                                                                  ------------
                                                                                     3,778,833
                                                                                  ------------
          U. S. VIRGIN ISLANDS  1.6%
  2,000   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg................................   7.250    10/01/18         2,245,160
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $127,456,084).......................................................       140,973,571
SHORT-TERM INVESTMENTS  2.9%
  (Cost $4,100,000).........................................................         4,100,000
                                                                                  ------------
TOTAL INVESTMENTS 101.7%
  (Cost $131,556,084).......................................................       145,073,571
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.7)%...............................        (2,386,766)
                                                                                  ------------
NET ASSETS  100.0%..........................................................      $142,686,805
                                                                                  ============

 * Zero coupon bond

(a) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $131,556,084).......................    $145,073,571
Interest Receivable.........................................       1,928,694
Cash........................................................          40,686
Other.......................................................           4,761
                                                                ------------
    Total Assets............................................     147,047,712
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       3,908,160
  Income Distributions - Common and Preferred Shares........         157,274
  Investment Advisory Fee...................................          76,784
  Administrative Fee........................................          21,938
  Affiliates................................................          11,349
Accrued Expenses............................................         102,648
Trustees' Deferred Compensation and Retirement Plans........          82,754
                                                                ------------
    Total Liabilities.......................................       4,360,907
                                                                ------------
NET ASSETS..................................................    $142,686,805
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 900 issued with liquidation preference of $50,000
  per share)................................................    $ 45,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 5,655,638 shares issued and
  outstanding)..............................................          56,556
Paid in Surplus.............................................      83,580,007
Net Unrealized Appreciation.................................      13,517,487
Accumulated Undistributed Net Investment Income.............         335,926
Accumulated Net Realized Gain...............................         196,829
                                                                ------------
    Net Assets Applicable to Common Shares..................      97,686,805
                                                                ------------
NET ASSETS..................................................    $142,686,805
                                                                ============
NET ASSET VALUE PER COMMON SHARE
  ($97,686,805 divided by 5,655,638 shares outstanding).....    $      17.27
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 4,214,362
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        492,112
Administrative Fee..........................................        140,604
Preferred Share Maintenance.................................         55,793
Trustees' Fees and Expenses.................................         13,490
Custody.....................................................          5,967
Legal.......................................................          5,728
Other.......................................................         66,450
                                                                -----------
    Total Expenses..........................................        780,144
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 3,434,218
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   239,435
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,274,021
  End of the Period.........................................     13,517,487
                                                                -----------
Net Unrealized Appreciation During the Period...............      2,243,466
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 2,482,901
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 5,917,119
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended February 28, 1998 and
                   the Year Ended August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                         February 28, 1998   August 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................... $  3,434,218       $  6,940,561
Net Realized Gain.......................................      239,435             55,284
Net Unrealized Appreciation During the Period...........    2,243,466          4,058,210
                                                         ------------       ------------
Change in Net Assets from Operations....................    5,917,119         11,054,055
                                                         ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................   (2,629,699)        (5,597,679)
  Preferred Shares......................................     (791,441)        (1,597,711)
                                                         ------------       ------------
                                                           (3,421,140)        (7,195,390)
                                                         ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....    2,495,979          3,858,665
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................            0            132,181
                                                         ------------       ------------
TOTAL INCREASE IN NET ASSETS............................    2,495,979          3,990,846
NET ASSETS:
Beginning of the Period.................................  140,190,826        136,199,980
                                                         ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $335,926 and $322,848,
  respectively)......................................... $142,686,805       $140,190,826
                                                         ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                           September 27, 1991
                                                                                                             (Commencement
                                                                                                             of Investment
                                        Six Months Ended                Year Ended August 31                 Operations) to
                                          February 28,     -----------------------------------------------     August 31,
                                              1998          1997      1996      1995      1994      1993          1992
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period (a).......................          $16.831        $16.148   $16.469   $16.633   $17.958   $16.303      $14.777
                                            -------        -------   -------   -------   -------   -------      -------
 Net Investment Income............             .607          1.227     1.245     1.243     1.302     1.307        1.068
 Net Realized and Unrealized
   Gain/Loss......................             .439           .728    (.226)      .168    (1.163)    1.640        1.400
                                            -------        -------   -------   -------   -------   -------      -------
Total from Investment
 Operations.......................            1.046          1.955     1.019     1.411      .139     2.947        2.468
                                            -------        -------   -------   -------   -------   -------      -------
Less:
 Distributions from Net Investment
   Income:
   Paid to Common Shareholders....             .465           .990     1.050     1.050     1.050     1.007         .743
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.......             .140           .282      .290      .267      .211      .195         .199
 Distributions from and in Excess
   of Net Realized Gain:
   Paid to Common Shareholders....              -0-            -0-       -0-      .216      .177      .071          -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.......              -0-            -0-       -0-      .042      .026      .019          -0-
                                            -------        -------   -------   -------   -------   -------      -------
Total Distributions...............             .605          1.272     1.340     1.575     1.464     1.292         .942
                                            -------        -------   -------   -------   -------   -------      -------
Net Asset Value, End of the
 Period...........................          $17.272        $16.831   $16.148   $16.469   $16.633   $17.958      $16.303
                                            =======        =======   =======   =======   =======   =======      =======
Market Price Per Share at End of
 the Period.......................          $16.500        $16.125   $16.500   $15.500   $15.375   $17.250      $15.625
Total Investment Return at Market
 Price (b)........................            5.27%*         3.94%    13.62%     9.73%    (4.08%)   17.94%        9.39%*
Total Return at Net Asset
 Value (c)........................            5.43%*        10.62%     4.45%     7.29%     (.67%)   17.42%       14.00%*
Net Assets at End of the Period
 (In millions)....................           $142.7         $140.2    $136.2    $137.9    $138.9    $146.3       $137.0
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares**.........................            1.63%          1.68%     1.74%     1.76%     1.66%     1.66%        1.67%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d)................            5.50%          5.73%     5.77%     6.08%     6.31%     6.58%        6.27%
Portfolio Turnover................              10%*           17%       23%       50%       21%       25%          65%*
 *  Non-Annualized
 ** Ratio of Expenses to Average
    Net Assets Including Preferred
    Shares........................            1.11%          1.13%     1.18%     1.17%     1.14%     1.13%        1.17%

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.223 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital New York Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of New York municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At February 28, 1998, there were no when issued or delayed delivery purchase commitments.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $42,606. This amount will expire on August 31, 2004.

    At February 28, 1998, for federal income tax purposes, cost of long- and short-term investments is $131,556,084, the aggregate gross unrealized appreciation is $13,517,487 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on investments of $13,517,487.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended February 28, 1998, the Trust recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended February 28, 1998, the Trust recognized expenses of approximately $23,800 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At February 28, 1998 and August 31, 1997, common share paid in surplus aggregated $83,580,007 and $83,580,007, respectively.

    Transactions in common shares were as follows:

                                                  SIX MONTHS
                                                       ENDED        YEAR ENDED
                                           FEBRUARY 28, 1998   AUGUST 31, 1997
------------------------------------------------------------------------------
Beginning Shares..........................         5,655,638         5,647,596
Shares Issued Through Dividend
  Reinvestment............................               -0-             8,042
                                              --------------     -------------
Ending Shares.............................         5,655,638         5,655,638
                                              ==============     =============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sale of investments, excluding short-term investments, were $14,378,510 and $14,041,654, respectively.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 900 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on February 28, 1998, was 3.390%. During the six months ended February 28, 1998, the rates ranged from 3.250% to 3.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

          VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL* - Chairman
STEVEN MULLER
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.